Strategic Update Physical AI in Subsea Robotics I N V E S T O R P R E S E N T A T I O N · J U N E 2 0 2 6 Targeting 10-20x return through revenue scaling and multiple re-rating N A S D A Q : K I T T H O U S T O N , T X

Disclaimer This slide deck contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Act”), and are intended to enjoy the protection of the safe harbor for forward-looking statements provided by the Act as well as protections afforded by other federal securities laws. Such forward-looking statements include but are not limited to: the expected timing of product commercialization or new product releases; customer interest in Nauticus’ products; estimated operating results and use of cash; and Nauticus’ use of and needs for capital. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends,” or “continue” or similar expressions. Forward-looking statements inherently involve risks and uncertainties that may cause actual events, results, or performance to differ materially from those indicated by such statements. These forward-looking statements are based on Nauticus’ management’s current expectations and beliefs, as well as a number of assumptions concerning future events. There can be no assurance that the events, results, or trends identified in these forward- looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Nauticus is not under any obligation and expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports which Nauticus has filed or will file from time to time with the Securities and Exchange Commission (the “SEC”) for a more complete discussion of the risks and uncertainties facing the Company and that could cause actual outcomes to be materially different from those indicated in the forward-looking statements made by the Company, in particular the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in documents filed from time to time with the SEC, including Nauticus’ most recent Annual Report on Form 10-K filed with the SEC and Quarterly Reports on Form 10-Q filed with the SEC from time to time. Should one or more of these risks, uncertainties, or other factors materialize, or should assumptions underlying the forward-looking information or statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated, or expected. The documents filed by Nauticus with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. 2 Cautionary Language Regarding Forward-Looking Statements N A U T I C U S R O B O T I C S | N A S D A Q : K I T T

Disclaimer Adjusted EBITDA is a non-GAAP financial measure that excludes certain items included in net loss, the most directly comparable GAAP financial measure. These items may include interest expense, income taxes, depreciation and amortization, stock-based compensation, changes in the fair value of financial instruments, gains or losses on debt extinguishments or modifications, and other non-recurring or non-cash items that management believes are not indicative of the Company's core operating performance. Adjusted EBITDA should not be considered in isolation or as a substitute for net loss or any other measure of financial performance reported in accordance with GAAP. A reconciliation of net loss to Adjusted EBITDA is presented below. Because Adjusted EBITDA excludes certain items that may be included in similar measures reported by other companies, Nauticus’ calculation of Adjusted EBITDA may not be comparable to similarly titled measures presented by other companies. The most recent Quarterly or Annual company filing is located here: https://ir.nauticusrobotics.com/sec-filings. 3 Non-GAAP Notification N A U T I C U S R O B O T I C S | N A S D A Q : K I T T

COMPANY OVERVIEW

What Nauticus Does

An integrated subsea robotics platform spanning services, products, and next-generation technology development.

SERVICES



ROV and Aquanaut®-enabled operations across inspection, survey, data collection, and field services.

Customer access + field proof

PRODUCTS



Nauticus ToolKITT™ autonomy software and Aquanaut vehicles enable scalable autonomy, remote operations, and differentiated subsea capability.

Commercial products + scalable autonomy

TECHNOLOGY


aquanaut

Robotic manipulation, intervention capability, and defense-focused autonomy development expand the platform toward higher-value missions.

Future capability + mission expansion

ONE INTEGRATED PLATFORM Services prove the platform. Products scale it. Technology development extends it.

Energy Services	Offshore Wind	Defense & Security	Ports & Maritime Security	Critical Infrastructure

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T H E C A T A L Y S T Scaled too early, refocused, rebuilt, now ready N A U T I C U S R O B O T I C S | N A S D A Q : K I T T 2 0 2 2 — 2 0 2 3 SCALED TOO EARLY Previous leadership scaled commercial efforts ahead of product readiness. The business model wasn't yet executable. → 2 0 2 4 REFOCUSED & REBUILT New CEO in place. Business downsized and refocused. Nauticus ToolKITT platform revised; Aquanaut qualified. Balance sheet stabilized. → 2 0 2 5 — 2 0 2 6 READY TO SCALE New CRO, GC, and software leadership in place. SeaTrepid integrated. Product lines commercial. Pipeline building. N O W C O M M E R C I A L L Y R E A D Y → 2 0 1 4 — 2 0 2 1 FOUNDATION & DESIGN HMI founded by former NASA roboticists. First generation Aquanaut® proof of concept learnings. Nauticus ToolKITT platform developed for multiple vehicles. →

THE OPPORTUNITY

An anticipated $36B market shifting from human-operated to autonomous

The world is racing to monitor, defend, and develop the seabed while the legacy model is breaking.

Defense, Communications, & Critical Infrastructure
NATO, US Navy, and allied procurement budgets accelerating around undersea cable defense and seabed warfare.

Energy
Oil & Gas expected to hold steady; offshore wind capex projected to scale 3-4x by 2030; inspection and intervention demand follows directly.

Minerals & New Frontiers
Regulatory momentum around seabed mineral extraction is opening a new offshore activity wave starting in 2026.

MARKET BACKDROP

$36B
Nauticus Robotics Inc TAM by 2030

Aging
Global ROV fleet mostly 10-20 years old, ripe for AI-driven upgrade and disintermediation

250
Work-class ROVs at largest peer – large retrofit-ready installed base

Now
Inflection point: AI + autonomy now commercially deployable subsea

Source: Company estimates based on management's analysis of third-party industry data and publicly available information. TAM represents the estimated addressable market opportunity and does not represent the company's expected revenue.

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THE PROBLEM

Subsea operations still depend on a 20th-century cost structure

COST

Multi-million-dollar surface vessels and offshore crews drive six-figure day rates.

RISK

Diver and offshore crewing remain among the highest-risk activities in energy.

CARBON

Support vessels burn thousands of liters of fuel daily – among the most carbon-intensive operations offshore.

MANUAL

Traditional tethered ROVs require a human at the controls for every hour of operation.



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THE SOLUTION

Cost displacement through technology leadership

Nauticus targets the largest cost elements in subsea operations: vessels, offshore crews, fuel, and manual piloting.

1 LEGACY MODEL

High-cost, crew-intensive operations



- Large support vessel
- Crew-intensive
- High fuel burn
- Manual piloting

2 TRANSITION MODEL

Right-sizing assets and reducing operational burden



- Smaller vessel
- Reduced crew
- Lower fuel use
- Simultaneous operations
- Autonomy-assisted

3 NAUTICUS MODEL

Uncrewed, autonomy-driven operations



- Minimal surface support
- Little or no offshore crew
- Autonomous execution
- Repeatable operations
- Lower operating cost

Lowering operating cost expands the market, while autonomy enables improved operational margins.

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Investment positions us to lead the market

The emerging autonomous underwater drone market remains ripe for disruption



	nauticus robotics	OCEANEERING®	SAIPEM	SAAB
Enterprise Value	$36.29 M	$4.09 B	$8.43 B	$29.82 B
Market Share	3 untethered vehicles	6 untethered vehicles	3 untethered vehicles	12 untethered vehicles

This market has no entrenched leader; the front-runner fields just 12 untethered vehicles. As demand accelerates across energy and defense sectors, Nauticus is positioned to lead with the most capable system. Data gathered from publicly available information.

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Differentiated technology stack

Autonomy plus manipulation plus platform-agnostic software


aquanaut
nauticus





Aquanaut®

Untethered reach, deepwater capability, payload capacity

Robotic Manipulation

Transforms inspection into interaction-capable missions

Nauticus ToolKITT™

Platform-agnostic autonomy, analysis, and integration layer

The moat is a stack of unique technologies – not a single piece of IP

Nauticus is not just hardware, and not just software. The value is the integrated capability stack that enables a lower-cost operating model.

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LEADERSHIP

BOARD: nauticusrobotics.com/team/#board-of-directors

Selected for results already delivered, not promises



PRESIDENT & CEO

John Gibson

Former Chairman & CEO, Flotek Industries (NYSE: FTK)

Decades of energy-services and offshore leadership at Gulf, Chevron, Halliburton, Parker Drilling. Drives capital strategy and commercialization.



INTERIM CHIEF FINANCIAL OFFICER

Jimena Begaries

20+ years public-co finance · ex-Weatherford (NASDAQ: WFRD)

Led financial transformation, internal reporting, and operational control across LATAM, North America, and Middle East.



CHIEF REVENUE OFFICER

Brian Allen

$840M pipeline built · 40% conversion at Beam

Founder/CEO of Beam (UK subsea robotics, AI). Scaled to 230 people; $90M sales/orderbook in final 12 months. Leads EMEA & licensing.



GENERAL COUNSEL

Michael Ferrier

Public-company legal leader · TX / NY / FL / NJ bars

Ex-Berry Corporation (NASDAQ: BRY) Assistant GC; Deputy GC at Parker Drilling. JD cum laude, St. John's. BA magna cum laude, Boston College.



PRESIDENT, SEATREPID OPS

Bob Christ

29 Years Subsea Industry Experience

Founder of SeaTrepid, co-founder of Videoray and author of the ROV manual. The most experienced subsea industry person in the company.



VP, SOFTWARE

Dr. Kj Easton

Caltech PhD · ex-Google X marine AI

Built AI perception & autonomy systems at Google, Apple Maps Special Projects, Maxar. Leads Nauticus ToolKITT™ scaling.



VP, SALES

Steve Walsh

18 years SeaTrepid sales · 9 years running operations

Led the sales effort at SeaTrepid International for 18 years and the overall organization for the past 9.



VP, FIELD OPERATIONS

Daniel Dehart

Previous subsea operations with Rovop and Tidewater

Brings decades of Subsea Robotics experience, both in the field as a project engineer and in management.



VP, ENGINEERING

Ameen Albadri

13+ yrs harsh-env. electronics · R&D → production

Led technical teams transitioning products from R&D to commercial-grade systems in regulated industries.



VP, GROWTH & GTM

Jason Close

Public-co product commercialization (ex-CMG)

20+ years in energy/tech. Prior officer at Computer Modelling Group; led product commercialization.

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UNIT ECONOMICS

From project revenue to platform/software economics

PROJECTED BLENDED GROSS MARGIN

>50%

As the mix shifts to software and technology enabled services

Multiple revenue streams with high-margin software upside underpin the valuation re-rating

30-60%

Services
Near-term cash engine that funds the platform build-out. ~30% rises to 60%+ once manipulator autonomy is fully built out and Nauticus commences delivering high-margin, technology-enabled services.

50%

Hardware
Aquanaut® and Manipulator sales. Capital equipment margin on purpose-built systems.

80%

Software subscriptions
Recurring Nauticus ToolKITT™ licenses on Nauticus and third-party fleets.

Source: Executive team estimates based on internal calculations and publicly available information.

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TRACTION

Revenue tripled in 2025; the pipeline is built for further growth



ANNUAL REVENUE ($M)
14
12
10
8
6
4
2
0
$1.8M
$5.3M
Redacted
2024A
2025A
2026E

2025 PROOF POINTS

SeaTrepid integrated
Active ROV ops base

Nauticus ToolKITT™ commercial
Software model validated

Aquanaut® qualified
Deepwater ready

CONTRACTED CUSTOMER MARKETS

Oil & Gas Defense Offshore Wind



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GROWTH PLAN

Four engines driving $5M revenue to $50M+ over next 3-5 years

SOFTWARE

Nauticus ToolKITT™ recurring revenue
License autonomy software to third-party fleets: high-margin, scalable.

DEFENSE + HARDWARE

Subsea infrastructure monitoring; maritime security contracts, hardware sales.

GCC + INTL

Geographic expansion
European CRO, UAE expansion with Master Investment Group; up to $50M available.

FLEET

AUV & ROV fleet expansion
Scale active operations on the SeaTrepid base; deepen utilization.









Expected future CAGR greater than 100%

Source: Executive team estimates based on publicly available information and market dynamics.

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15 THANK YOU For more information contact ir@nauticusrobotics.com N A U T I C U S R O B O T I C S | N A S D A Q : K I T T